SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2009 (February 26, 2009)

U-Store-It Trust

(Exact name of registrant as specified in its charter)

Maryland	001-32324	20-1024732
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

460 East Swedesford Road
Suite 3000
Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 26, 2009, the Company announced its financial results for the quarter and year ended December 31, 2008. A copy of the Company’s earnings release is furnished as Exhibit 99.1 to this report on Form 8-K.

On February 27, 2009, the Company held a public webcast regarding its fourth quarter and year ended December 31, 2008 results. A copy of the transcript for the Company’s conference call is furnished as Exhibit 99.2 to this report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits. The information contained in this report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit No.	Description

99.1	Earnings Press Release, dated February 26, 2009, announcing the financial results for the quarter ended December 31, 2008.

99.2	Transcript of Earnings Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Store-It Trust

Date: March 2, 2009	By:	/s/ Timothy M. Martin
		Name:	Timothy M. Martin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings press release, dated February 26, 2009, announcing the financial results for the quarter and year ended December 31, 2008.

99.2	Transcript of Earnings Conference Call